UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2008

NORTH AMERICAN SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26670	51-0366422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20200 Sunburst Street, Chatsworth, CA	91311
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 734-8600

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 10, 2008, North American Scientific, Inc. entered into a Eleventh Amendment to Loan and Security Agreement (the “Amendment”) with Silicon Valley Bank which provided for a modified definition of eligible accounts and a modified disbursement and repayment of the Growth Capital Loan.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1
Eleventh Amendment to Loan and Security Agreement, October 10, 2008, by and between Silicon Valley Bank, North American Scientific, Inc., a Delaware corporation and North American Scientific, Inc., a California corporation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN SCIENTIFIC, INC.

October 15, 2008	By:	/s/ Brett L. Scott
Brett L. Scott
Chief Financial Officer

  EXHIBIT INDEX

Exhibit Number	Description
10.1
Eleventh Amendment to Loan and Security Agreement, October 10, 2008, by and between Silicon Valley Bank, North American Scientific, Inc., a Delaware corporation and North American Scientific, Inc., a California corporation.